CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Between

SunPower Corporation
3939 North First Street
San Jose, CA  95134
USA

Hereinafter called “SunPower”

And

Solon AG für Solartechnik
Ederstrasse 16
12059 Berlin
Germany

Hereinafter called “Solon”

(SunPower and Solon are hereinafter collectively referred to as the “Parties” and individually as a “Party”).

Effective as of the last signature to this Amendment Agreement (the “Effective Date”), the Parties agree to amend the existing terms of their relationship as set forth in the Supply Agreement dated and signed by the Parties on April 14, 2005 (“Supply Agreement”), as follows.  Capitalized terms used and not otherwise defined below have the meanings set forth in the Supply Agreement.

1.
The Parties acknowledge that SunPower fell short in delivery of Product to Solon in 2007 due to silicon shortage and production constraints.  This resulted in a shortfall of SunPower’s principal repayment to Solon on the balance of Advances (the “Shortfall”).  The parties have agreed to settle any and all claims with respect to amounts owed by SunPower as a result of this shortfall through SunPower’s transfer of the following amounts to Solon by March 17th.

•	Advance Principal Repayment € ***
TOTAL                                                                       € ***

Subject to its receipt of the above amounts, Solon hereby releases SunPower from any and all claims in may otherwise have under the Supply Agreement as a result of the Shortfall.  Missing product as a result of the short fall will be delivered additionally in accordance with chapter 3.3 of the Supply Agreement.

Berlin,                                                                                     San Jose,

                                                                                      /s/ HOWARD WENGER

Solon AG                                                                           SunPower Corporation
Date:  5th March 2008                                                     5th March 2008

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.